Retirement Plan	3 Months Ended
Dec. 31, 2016
Defined Contribution Pension and Other Postretirement Plans Disclosure [Abstract]
Retirement Plan
12.	Retirement Plan

The Company sponsors a defined contribution plan that provides all eligible employees an opportunity to accumulate funds for retirement. Employees who have completed 90 days of service and are at least 21 years of age may contribute to this plan, and these contributions are matched by the employer on a basis that is determined annually by the Company’s board of directors. The Company may also make profit sharing contributions to the plan. Employer contributions for 2016, 2015 and 2014 were approximately $169,000, $117,000 and $91,000, respectively.